                                                                    Exhibit 10.1

                          FIRST AMENDMENT TO SUBLEASE

     THIS FIRST AMENDMENT TO SUBLEASE (this "Amendment"), dated August 21, 2003, is entered into by and between DIADEXUS, INC., a Delaware corporation ("Sublandlord"), and VIROLOGIC, INC., a Delaware corporation ("Subtenant'

                                    RECITALS

     A. Sublandlord and Subtenant entered into that certain Sublease dated June 1, 2002 (the "Sublease"), pursuant to which Sublandlord subleased to Subtenant, and Subtenant subleased from Sublandlord, the approximately 13,360 square feet of space in a building located at 343 Oyster Point Boulevard, South San Francisco, California.

     B. Capitalized terms not otherwise defined herein are used as defined in the Sublease.

     C. Sublandlord and Subtenant desire the amend the Sublease as set forth herein.

     NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein, Sublandlord and Subtenant covenant and agree as follows:

                                   AGREEMENT

     1. Term. The Sublease is hereby amended by deleting Section 2 in its entirety and substituting the following in its place:

    "2.   Term.

    (a) This Sublease shall commence upon the Commencement Date, provided Sublandlord and Subtenant have theretofore obtained the Consent to Assignment and Modification of Lease (the "Consent") signed by the Master Landlord in the form of Exhibit C attached hereto, and shall expire on June 30, 2004, unless sooner terminated pursuant to any provision hereof.

     (b) Subtenant shall have an option to extend the term hereof to December 31, 2004 (i.e., for a period of six (6) months); provided that Subtenant delivers notice of such exercise to Sublandlord on or before February 28, 2004 and provided, further, that Subtenant is not in default under this Sublease at the time of exercise or at the commencement of the extension period."

     2. Rent. The Sublease is hereby amended by deleting Section 4(a)(i) in its entirety and substituting the following in its place:

    "(i) Base Rent. Subtenant shall pay to Sublandlord monthly base rent ("Base Rent") in an amount equal to a pro-rata portion of the base rent payable by Sublandlord under the

Master Lease based on the square footage of the Sublease Premises in proportion to the square footage of the entire Premises, as follows:

          June 2002:               $28,350.00          ($2.08/square foot)
          July 2002 - June 2003:   $29,168.00          ($2.14/square foot)
          July 2003 - June 2004    $30,122.00          ($2.21/square foot)

          If, pursuant to Section 2(b) above, the term of this Sublease is extended to December 31, 2004, Base Rent during such extended term shall be as follows:

          July 2004 - December 2004 $30,940.00         ($2.27/square foot)"

     3.   Right of First Offer. The Sublease is hereby amended by deleting
Section 19 in its entirety and substituting the following in its place:
"Intentionally omitted."

     4. Broker. Each party hereto represents and warrants that it has dealt with no brokers in connection with this Amendment, and shall indemnify, protect, defend and hold the other harmless from all costs and expenses (including reasonable attorneys' fees) arising from a breach of the foregoing representation and warranty.

     5. Full Force and Effect. Except as expressly amended hereby, the Sublease remains in full force and effect.

     6. Counterparts. This Amendment may be executed in counterparts, each of which shall be an original, but all of which shall constitute a single agreement.

     7. Effectiveness. This Amendment shall not be effective until signed by Master Landlord in the space set forth for that purpose below.

     IN WITNESS WHEREOF, the Parties here caused this Amendment to be duly executed by their respective authorized officers as of the date first written above.


SUBLANDLORD:                            DIADEXUS, INC.,
                                        a Delaware corporation


                                        By:    /s/ Sharon Tetlow
                                               ---------------------------------
                                        Name:  Sharon Tetlow
                                               ---------------------------------
                                        Its:   CFO
                                               ---------------------------------



SUBTENANT:                              VIROLOGIC, INC.,
                                        a Delaware corporation


                                        By:    /s/ William D. Young
                                               ---------------------------------
                                        Name:  William D. Young
                                               ---------------------------------
                                        Its:   Chairman & CEO
                                               ---------------------------------


     The undersigned, Master Landlord under the Master Lease, hereby consents to the foregoing Amendment.


MASTER LANDLORD:                        ARE-TECHNOLOGY CENTER SSF, LLC,
                                        a Delaware limited liability company


                                        By:  ALEXANDRIA REAL ESTATE
                                             EQUITIES, L.P., a Delaware limited
                                             partnership, managing member

                                             By:  ARE-QRS CORP., a Maryland
                                                  corporation, general partner


                                                  By:
                                                         -----------------------
                                                  Name:
                                                         -----------------------
                                                  Its:
                                                         -----------------------




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